                                                                    Exhibit 31.1

            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William H. Pursley, certify that:

         (1)      I have  reviewed  this annual  report on Form 10-KSB of CepTor
                  Corporation;

         (2)      Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material fact necessary  to  make  the  statements  made,  in  light  of the circumstances  under  which such  statements  were  made,  not misleading with respect to the period covered by this report;

         (3)      Based on my  knowledge,  the financial  statements,  and other financial  information included in this report, fairly present in all material respects, the financial condition,  results of operations  and cash flows of the  registrant  as of, and for, the periods presented in this report;

         (4)      The   registrant's   other   certifying   officer  and  I  are
                  responsible  for  establishing   and  maintaining   disclosure
                  controls  and  procedures  (as defined in  Exchange  Act Rules
                  13a-15(e) and 15d-15(e)) for the registrant and have:

                  a)       Designed such disclosure controls and procedures,  or
                           caused such disclosure  controls and procedures to be
                           designed  under  our  supervision,   to  ensure  that
                           material  information  relating  to  the  registrant,
                           including  its  consolidated  subsidiaries,  is  made
                           known  to  us  by  others   within  those   entities,
                           particularly  during the period in which this  report
                           is being prepared;

                  b)       Evaluated  the   effectiveness  of  the  registrant's
                           disclosure  controls and  procedures and presented in
                           this  quarterly  report  our  conclusions  about  the
                           effectiveness   of  the   disclosure   controls   and
                           procedures,  as of the end of the  period  covered by
                           this report based on such evaluation; and

                  c)       Disclosed   in  the   report   any   change   in  the
                           registrant's    internal   control   over   financial
                           reporting that has occurred  during the  registrant's
                           most recent fiscal quarter (the  registrant's  fourth
                           fiscal quarter in the case of the annual report) that
                           has materially  affected,  or is reasonably likely to
                           materially affect, the registrant's  internal control
                           over financial reporting; and

         (5)      The  registrant's   other   certifying   officer  and  I  have
                  disclosed,  based on our most  recent  evaluation  of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors
                  (or persons performing the equivalent functions):

                  a)       All   significant   deficiencies  in  the  design  or
                           operation   of  internal   control   over   financial
                           reporting  which are  reasonably  likely to adversely
                           affect the registrant's  ability to record,  process,
                           summarize and report financial information; and

                  b)       Any fraud,  whether or not  material,  that  involves
                           management or other  employees who have a significant
                           role  in  the  registrant's   internal  control  over
                           financial reporting.

Date:   April 17, 2006
                                                     /s/ William H. Pursley
                                                     ----------------------
                                                     William H. Pursley